Endurance Exploration Group Recovery Operations Update

April 2018

Cautionary Information Regarding Forward-Looking Statements.

This PowerPoint includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "believes," "belief," "expects," "intends," "anticipates," "will," or "plans" to be uncertain and forward looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties including but not limited to legal and operational risks of offshore, historic shipwreck recovery.

Forward-looking statements contained in this PowerPoint are made under the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Any such statements are subject to risks and uncertainties that could cause actual results to differ materially from the anticipated. The information contained in this release is as of April 19, 2018. Endurance Exploration Group, Inc. assumes no obligation to update forward-looking statements contained in this PowerPoint as the result of new information or future events or developments.

Presentation Objectives

- Endurance Exploration is providing shareholders with an operational updated.
- Overview of the Steamship Pulaski history/story
- Review of the survey and progress of the diving operation to recover antiquities from the site
- Shipwreck *Connaught* and Recovered Items
- Conclusion

Endurance Exploration Group

- Endurance Exploration Group LLC was formed in 2009 to explore, from an operational and financial perspective, the feasibility and potential economic of return of recovering historic and modern day shipwreck cargos
- Developed a list of High Interest targets based on:
  - **Known Cargo of Value**
  - **Known Navigational Data**
  - **Legal Salvage and Clear Path to Title**
  - **Potential Returns Exceed Risk-Adjusted Cost of Search and Recovery**
- Established 2 initial projects which have now reached operational or pre-operational status
  - Located steamship believed to be the SS Pulaski off of North Carolina, utilized ROVs to provide visual confirmation of wreck and divers for initial recovery effort. Over 50 coins recovered to date
  - Located the shipwreck *Connaught* through a wide area side scan survey off the New England coast, and have visited the wreck on 2 separate ROV missions
- Identified equipment and concept of operations for the successful recovery of cargo from the shipwreck *Connaught*

The Steamship believed to be the Pulaski located off the North Carolina Coast

This early American Steamship, the SS Pulaski sank on June 14th of 1838. Passenger losses were estimated to be $150,000 of paper money and specie and $10,000 of jewelry valuables. The Endurance Exploration Team located and surveyed what is believed to be the Pulaski wreck site in the Spring of 2017. The EXPL team had decided this wreck warranted priority due to its reported sinking position off the eastern seaboard, along with the vast amount of passenger valuables lost. With careful planning, search and recovery costs would be manageable. The sonar search provided the team a look at what the conditions were at the wreck site. A dive team responded and began the recovery operation. A second ROV and diver expedition confirmed the wreck and provided photos/video. During the late Summer and Early Fall the EXPL team filed an admiralty claim in US Federal Court and has been granted exclusive rights by the court to salvage this wreck site.


PULASKI
ELLMS DEL.

Pulaski recovery operations progress

Endurance Exploration Group and its partners, have begun the recovery operation at the Pulaski site.



An artists impression of what the Pulaski would have looked like at sea. The recovery operations began in the fall of 2017, leading to the recovery dozens of gold and silver coins as well as artifacts from the wreck. The recovery operation will run through 2018.




PULASKI

The copper boiler at the wreck site is all that remains visible to the side scan sonar. Divers have begun the long process of excavating the wreck site.

The first six of more than fifty coins recovered to date. It is expected that much more remains to be recovered.

Steamship believed to be the Pulaski located off of the North Carolina Coast

Together, a diver and an operator with a small ROV began the process of visualizing all of the debris identifiable on the seabed. A small copper strap from the boiler section was brought to the surface to assist in putting a claim on the wreck.



Structure supporting the copper boiler and the damaged boiler

A diver exploring the boiler debris field





The copper strap just before recovery

Pulaski recovery operations progress



A sample from the collection of high value coins recovered from the wreck site.

Sifting through the wreck site

While the divers continue to search for and collect valuable coins and artifacts from the area around the boilers, the team continues to advance / accelerate the process through additional search missions or ROV based magnetometer deploying to the area.





EXPL documents each and every coin and artifact that comes up from the bottom, including date, time, location and description.


STATES OF
UNITED
AMERICA




STATES OF
UNITED
AMERICA
5 D.


LIBERTY


STATES OF
UNITED
AMERICA
5 D.


LIBERTY
1836


STATES OF
UNITED
5 D.


GEORGIUS IIII D:G: BRITANNIAR: REX F:D:


1821


1832






UNITED STATES OF AMERICA
ONE CENT


1818




UNITED STATES OF AMERICA
E PLURIBUS UNUM




1834

Artifacts Recovered from the Shipwreck *Connaught* Site

The images of artifacts below show the area where they were observed during an ROV survey.



Plate with logo
Barrels with fishing net dive 3
Fishing lines intersection dive 3
FIshing lines intersection dive 1
Flat elongated wood dive 1
Fishing net dive 1
Artifact plate with logo recovered
Artifact 3 bottles
Pottery with blue patterns
Fishing lines intersection
Contact0085
Connaught Port Side View
Plate with logo not recovered dive 1
Bottles batch
Artifact Glass
N
Bottles
Glass
Pottery
Bottles
0 m
20 m
40 m
60 m
80 m

Navigational Hazards for the ROV Currently on the Wreck

The images of fishing nets around the wreck show an added degree of difficulty in accessing and recovering the valuable cargo from the Shipwreck *Connaught*.



Connaught
Dive 03 Port Stern Survey
10:47:22 08/17/2015
Contact0085
N
Barrels with fishing net
Fishing lines intersection dive 3
Fishing net dive 1
Artifact plate with logo recovered
Artifact 3 bottles
Pottery with blue patterns
Connaught Port Side View
Plate with logo not recovered dive 1
Artifact Glass
Bottles batch
Bow according to ROV sonar
08:26:22 08/16/2015
Project Connaught
10:39:51 08/18/2015
Dive 04 Starboard Side Survey
10:36:54 08/18/2015
0 m
20 m
40 m
60 m
80 m

Endurance Exploration Group

ATLANTIC ROYAL MAIL STEAM NAVIGATION COMPANY LIMITED

The partial dinner plate recovered from the *Connaught* site shows the steamship line logo, validating the research.




ATLANTIC ROYAL MAIL STEAM NAVIGATION COMPANY LIMITED

Bottles Recovered from Cargo Hold Area of the *Connaught*

The area around the forward cargo hold was rich in artifacts, as the bow separated from the hull during the sinking.




15:50:41 08/17/2015

Endurance Exploration Group

Shot Glass Recovered from Hold Area of the *Connaught*

A sample of small objects were recovered in areas around the wreck.




Connaught
Dive 02 Bow Ops
17:47:51 08/16/2015
42 21.8911751'N
68 00.7049032'W

Next Steps for Recovery

EXPL will bring new tools to our recovery projects.





Conclusion

Historical wreck identification and artifact recovery is difficult work. The Steamship Pulaski salvage work will continue as the weather breaks for the 2018 season. EXPL has proven itself with an ability to identify wrecks, secure the right to salvage valuable cargo and being able to recover that cargo in a timely manner. As we live this dream of recovering treasures from the ocean, we would like to bring you along for the journey.

Thank You